UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 14, 2005, Public Company Management Corporation (the "Company") made an announcement to its clients regarding participation in open market purchases of its shares of common stock.  PubcoWhitePapers.com Inc., a subsidiary of the Company, sells research and due-diligence reports on business development and capital markets from its website on www.PubcoWhitePapers.com.   The Company will encourage clients of its White Papers to purchase shares of its common stock in the open market, and will gift them with any White Paper they want from www.PubcoWhitePapers.com. Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of the Company's letter to its clients, concerning the open market deal.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99	Letter to Clients

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

January 14, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer